INAMED CORPORATION

                                      AND

                           SANTA BARBARA BANK & TRUST

                                    TRUSTEE




                         SECOND SUPPLEMENTAL INDENTURE

                            DATED AS OF JULY 2, 1997

                                       TO

                                   INDENTURE

                          DATED AS OF JANUARY 2, 1996

                         11% SECURED CONVERTIBLE NOTES

                                    DUE 1999

     SECOND SUPPLEMENTAL INDENTURE, dated as of July 2, 1997, by and between Inamed Corporation, a corporation duly organized and existing under the laws of the State of Florida (the "Company") and Santa Barbara Bank & Trust, as trustee, a banking corporation duly organized and existing under the laws of the State of California (the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Company and the Trustee are parties to an Indenture (as amended, modified, and supplemented from time to time, the "Indenture" and capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Indenture), dated as of January 2, 1996, pursuant to which the Company issued its 11% Secured Convertible Notes due 1999 (the "Securities") in the aggregate principal amount of $35,000,000;

     WHEREAS, in connection with the Indenture and the issuance of the Securities, the Company and the Trustee entered into two Escrow Agreements pursuant to which $10 and $5 million, respectively (the "Escrow Funds"), were placed in escrow (the "Escrows") for the purpose of establishing a dedicated source of funds for use in connection with the anticipated settlement of the Silicon Gel Breast Implant Products Liability Litigation (MDL 926) (the "Litigation") to which the Company is a party;

     WHEREAS, certain events have caused material delays in the anticipated resolution of the Litigation and the Company has requested the cooperation of the Holders of the Securities in effecting a release of the funds and a redemption of the Securities in accordance with Article 9 of the Indenture and the establishment of an alternate source of funds for use in connection with the anticipated settlement of the Litigation;

     WHEREAS, certain of the Holders and the Company have negotiated certain additional amendments to the Indenture that will facilitate the return of the Escrow Funds, the redemption of certain of the outstanding Securities and the reduction in the Company's interest costs as a result thereof;

     WHEREAS, concurrently herewith the Escrow Funds will be paid over to the holders of the Securities on the date hereof in accordance with the terms of those certain Consents and Waivers, each dated as of July 2, 1997, between the Company and the Holders of more than 66-2/3% in principal amount of Outstanding Securities (the "Consents and Waivers");

     WHEREAS, Section 7.2 of the Indenture provides that the Company and the Trustee may amend the Indenture and the Securities with the written consent of the Holders of at least a majority in principal amount of Outstanding Securities and Section

4.4 of the Indenture provides that the Holders of at least a majority in principal amount of Outstanding Securities may waive an existing Default or Event of Default under the Indenture;

     WHEREAS, pursuant to the Consents and Waivers signed and delivered by the Holders of at least a majority in principal amount of Outstanding Securities as of July 2, 1997 (the "Record Date"), in accordance with Section 7.2 of the Indenture, such Holders consented to the amendment of Section 8.16, Section 10.1 and Section 10.5 of the Indenture to modify the financial covenant contained in
Section 8.16 and the  conversion  terms of the  Securities  contained in Section
10.1 and 10.5 and the events under which the Conversion Price of the Securities will be adjusted contained in Section 10.5 and, in accordance with Section 4.4 of the Indenture, waived any Default or Event of Default ("Default") by the Company relating to periods through the period ending March 31, 1997 under
Section 8.6, relating to prior periods under former Section 8.16, relating to the delivery of the reports required under Section 8.18 for the periods ended December 31, 1996 and March 31, 1997, relating to the delivery of opinions under
Section 12.2 for periods prior to the date hereof and relating to Section 2.18 of the Note Purchase Agreement with respect to the requirement that approximately $10 million of the proceeds from the issuance of the Securities be used for long-term capital investments and improvements, subject to the execution and delivery of this Second Supplemental Indenture and the documents to be executed and delivered in connection herewith;

     WHEREAS, in accordance with Section 7.2 of the Indenture, the Company and the Trustee may enter into this Second Supplemental Indenture, the Trustee having obtained the authorization and instruction of the Holders of at least a majority in principal amount of Outstanding Securities through the Consents and Waivers to amend the Indenture pursuant to the terms of said Consents and Waivers; and

     WHEREAS, all acts and proceedings required by law, by the Indenture, and by the Certificate of Incorporation of the Company, necessary to constitute this Second Supplemental Indenture a valid and binding agreement for the uses and purposes herein set forth, in accordance with its terms, have been done and taken, and the execution and delivery of this Second Supplemental Indenture have been in all respects duly authorized.

     NOW, THEREFORE, in consideration of the premises and for the purposes hereinabove expressed, the Company hereby covenants and agrees with the Trustee, for the equal and proportionate benefit of the present and future Holders of the Securities, as follows:

                                  ARTICLE ONE

     Section 1.1. Pursuant to Section 7.6 of the Indenture, the Trustee hereby acknowledges its receipt of the Officer's Certificate dated as of July 2, 1997 attaching copies of the Consents and Waivers signed by the Holders of greater than a majority in principal amount of Outstanding Securities as of the respective Record Dates.

                                  ARTICLE TWO

     Section 2.1. (a) Section 1.1 of the Indenture is hereby amended to include a definition of the term "Warrants" by amending Section 1.1 by adding to the end thereof the following definition:

                       "Warrants"  means  the  warrants  issued to the
                  Holders pursuant to that certain Warrant Agreement, dated as of July 2, 1997 (as amended from time to time, the "Warrant Agreement"), between the Company and the Warrant Agent identified therein and in connection with the execution and delivery of the Second Supplemental Indenture to this Indenture.

         (b) Section 1.1 of the Indenture is hereby further amended by modifying the definition of "Documents" to include after the phrase "the Guarantee Agreement" in the second line thereof, the phrase "the Warrant Agreement, the Warrant."

     Section 2.2. (a) The third paragraph of Section 2.2 of the Indenture is hereby amended by deleting the words "check mailed to the address" and replacing them with the words "wire transfer or other transfer of immediately available funds to the bank account."

         (b) The first paragraph of Section 2.12(2) of the Indenture is hereby amended and restated to read in its entirety as follows:

                       (2)  The  Company  shall  make  payment  of any
                  Defaulted   Interest  by  wire   transfer  or  other
                  transfer of immediately available funds.

     Section 2.3. Section 2.14 of the Indenture is hereby amended to add to the end thereof the following sentence: "Subject to Section 9.6, the Trustee shall cancel and the Company shall not reissue any Securities that have been surrendered for payment, redemption or conversion.

     Section 2.4. The financial covenant contained in Section 8.16 of the Indenture is hereby modified by deleting the text of Section 8.16 and amending and restating Section 8.16 of the Indenture in its entirety and for all periods as follows:

         Section 8.16 Operating Profit.

                       The  Company's   consolidated  earnings  before
                  interest and taxes and before any charges relating to the Bristol, Baxter, 3M, McGhan and Union Carbide Revised Settlement Program, the mandatory class under Rule 23(b)(i)(B) of the Federal Rules of Civil Procedure relating to the Silicone Gel Breast Implant Products Liability Litigation (MDL 926) or any other administration, settlement or discharge of products liability litigation ("Operating Profit") shall be: (i) greater than $10 million for the twelve month period ending December 31, 1997, and for each twelve month period thereafter ending on each March 31, June 30 and September 30, and December 31 (i.e., rolling 12-month periods) and
                  (ii) greater than $1.5 million for the three month period ending December 31, 1997, and for each three month period thereafter ending on March 31, June 30, September 30 and December 31. Operating Profit shall also exceed $2.0 million for the quarters ended June 30 and September 30, 1997, respectively. Notwithstanding the foregoing, in the event of non-compliance with the financial covenant contained in this Section 8.16 for any period, the Company may at any time before 30 days after the date for issuance of any Officers' Certificate with respect to compliance for such period cure the Default by raising cash through the issuance of any securities junior in right of payment to the Securities in an amount which if added to Operating Profit would have made the Company in compliance with the covenant for such period. Notwithstanding anything to the contrary contained herein, any accounting charge, expense or liability incurred by the Company and relating to the Issuance (as defined in the First

                  Supplemental Indenture dated as of June 20, 1996) or the amendments of the Indenture pursuant to the Second Supplemental Indenture dated as of July 2, 1997 shall be disregarded for purposes of calculating Operating Profit under this Section 8.16

     Section 2.5. The text of Section 8.18 of the Indenture is hereby amended and restated in its entirety as follows:

                       From  and  after  the  fiscal  quarter  of  the
                  Company ending June 30, 1997, the Company will deliver to the Trustee, within 30 days of the end of any quarterly period (including the quarterly period ending at the end of the fiscal year of the Company), an Officers' Certificate, certifying whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 8.1 to 8.17, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. Notwithstanding the foregoing, at the Company's option, the Officers' Certificate to be delivered in respect of the last fiscal quarter of each fiscal year of the Company may exclude therefrom the certification required by the immediately preceding sentence regarding Section
                  8.17 and regarding the Operating Profit for "rolling 12-month periods" referred to in Section 8.16, and instead such certification shall be delivered in a separate Officers' Certificate delivered to the Trustee within 90 days of the end of the fiscal year of the Company.

     Section 2.6. Section 10.1 of the Indenture is hereby amended to adjust the Conversion Price by deleting the text of the first sentence thereof and amending and such sentence in its entirety as follows:

                       Subject  to  and  upon   compliance   with  the
                  provisions  of  this   Indenture,   each  Holder  of
                  Securities shall have the right, at his or her option, at any time on or after 90 days from the Closing of the offering of Securities and prior to the close of business on the last trading day prior to the Maturity Date (except that, with respect to any Security or portion of a Security which is called for redemption, such right shall terminate, except as provided in the fourth paragraph of Section 10.2, at the close of business on the last trading day prior to the Redemption Date of such Security or portion of a Security unless the Holder thereof fails to receive the redemption payment therefor under the Escrow Agreement or unless such Holder elects to waive such mandatory redemption on or prior to the close of business on the third Business Day following the Redemption
                  Date) to convert the principal amount of any Security held by such Holder, or any portion of such principal amount which is $10,000 or an integral multiple of $1,000 in excess thereof, into that number of fully paid and non assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing 103% of the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Security so to be converted in whole or in part in the manner provided in Section 10.2.

      Section 2.7. Section 10.5 of the Indenture is hereby amended to add the following paragraph to the end of subparagraph (d) and to adjust the Conversion Price by adding the following new subparagraph (k) and amending the existing subparagraph therein to become subparagraph (1) of Section 10.5:

                       The  Company  has  entered  into  that  certain
                  Rights Agreement dated June 2, 1997 between the Company and the U.S. Stock Transfer Corporation (as amended, the "Rights Agreement"). The Company shall not, without the consent of the Holders of a majority in principal amount of the Outstanding Securities, amend, modify or supplement the Rights Agreement or adopt any new rights plan unless any such amendment, modification or supplement is for the purpose of: (i) redeeming the rights issued thereunder; (ii) increasing the exercise price of the rights or (iii) providing that the rights will not be exercisable to permit transactions approved by the Board of Directors of the Company.

                       (k) In the event the Company shall, at any time
                  or from time to time, issue or sell any shares of Common Stock (including treasury shares) (x) for consideration per share equal to $5.50 or less (subject to any appropriate proportionate adjustments as a result of the occurrence of certain events relating to the capital stock as contemplated in this Section 10.5, and other than Common Stock issued pursuant to the conversion of the Securities or other outstanding Convertible Securities) or (y) outside the United States in a transaction or series of transactions pursuant to Regulation S of the Securities Act or any successor regulation, then, forthwith upon such issue or sale in the event the Conversion Price at such time is greater than the price paid or to be paid for such Common Stock pursuant to clause (x) or (y), the Conversion Price shall be reduced to a price equal to the consideration per share paid for such Common Stock. For purposes of this paragraph the following four subparagraphs shall apply:

                            (i) In the event the Company shall, in any
                       manner, grant any right to subscribe for or to purchase, or any option for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities"), whether or not such rights or options are immediately exercisable, and the minimum price per share for which Common Stock is issuable pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect for the Securities immediately prior to the time of the granting of such rights or options, then for the purposes of determining the Conversion Price for such Securities, the Company shall be deemed to have issued shares of Common Stock at such price per share as of the date of granting of such rights or options, and the adjustment of the Conversion Price required by this paragraph shall be made as of the date of granting of such rights or options; provided, however, that no further adjustment of such Conversion Price shall be made upon the actual issue of Common Stock or Convertible Securities upon the exercise of such rights or options or upon the issue of such Common Stock upon conversion or exchange of such Convertible
                       Securities and provided further that upon the expiration or termination of all such rights, options or Convertible Securities without the issuance of any Common Stock in respect of any such rights, options or Convertible Securities or the conversion of any Securities, the Conversion Price shall be increased to the price which would have been in effect at the time of such grant had such rights, options or Convertible Securities never been issued.

                            (ii) In the event the Company shall in any
                       manner issue or sell any Convertible Securities whether or not the rights to convert or exchange thereunder are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any received or receivable by the Company in consideration of the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon conversion or exchange thereof by (B) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect for the Securities immediately prior to the time of the issue or sale of such Convertible Securities, then for purposes of determining the Conversion Price, the Company shall be deemed to have issued shares of Common Stock at such price per share as of the date of the issue or sale or such Convertible Securities, and the adjustment of the Conversion Price required by this paragraph shall be made as of the date of the issue or sale of such Convertible Securities, provided, however, that no further adjustment of such Conversion Price shall be made upon the actual conversion or exchange of such convertible securities and provided further that upon the expiration or termination of all such Convertible Securities without the issuance of any Common Stock in respect of any such Convertible Securities or the conversion of any Securities, the Conversion Price shall be increased to the price which would have been in effect at the time of such issuance had such Convertible Securities never been issued.

                            (iii) In the  event  any  shares of Common
                       Stock or Convertible Securities or any rights or options to purchase any such Stock or securities shall be issued for cash, the consideration received therefor less any out-of-pocket expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith, shall be deemed to be the amount of consideration received by the Company therefor. The Board of Directors of the Company shall determine

                       (irrespective of any treatment thereof on the books of account of the Company) the fair value of any consideration other than money received upon any such issue, and shall, in case any of the foregoing is issued with other stock, securities or assets of the Company, determine what part of the consideration received therefor is applicable to the issue of the Common Stock, Convertible Securities or rights or options for the purchase thereof.

                            (iv) In the event that (A) there  shall be
                       any decrease in the purchase price provided for in any right or option referred to in the preceding subparagraph (i) or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in the preceding subparagraph (i) or subparagraph (ii), or (B) there shall be any increase in the rate at which any Convertible Securities referred to in the preceding subparagraph (i) or subparagraph
                       (ii) are convertible into or exchangeable for shares of Common Stock, the Conversion Price in effect at the time of such decrease or increase shall forthwith be reduced to the Conversion Price which would have been in effect at such time had such outstanding rights or options or Convertible Securities provided for such decreased purchase price or additional consideration or increased conversion rate, as the case may be, at the time initially granted, issued or sold, provided that upon any subsequent upward adjustment of the purchase price or consideration or decrease in the conversion rate, as the case may be, in all such rights, options or Convertible Securities the Conversion Price shall be appropriately readjusted in accordance with the other provisions of this Section 10.5(k).

                            The  Warrants  shall be deemed not to have
                       been  distributed  for purposes of this Section
                       10.5 (and no adjustment to the Conversion Price under this Section 10.5 shall be required) with respect to such issuance or the issuance of Common Stock upon the exercise thereof.

      Section 2.8. Section 10.5 of the Indenture is hereby amended to adjust the Conversion Price by adding to the end of such Section the following new Section 10.5(m):

                       (m) Notwithstanding anything to the contrary in
                  this Article 10 (including, without limitation, Sections 10.1 and 10.4), effective as of July 2, 1997 the Conversion Price of each respective Security is adjusted to equal a price equal to $5.50 per share, as further adjusted from time to time as provided in this Section 10.5; provided, however, that no Holder may convert more than forty percent (40%) of the initial aggregate principal amount of Securities held by such Holder or its predecessor in interest (after giving effect to the partial redemption of Securities pursuant to Section 9.2) in any 60-day period and provided further that the foregoing limitation shall not be applicable to the extent that a Holder holds Securities in an aggregate principal amount less than $100,000 (the "De Minimis Amount") and the De Minimis Amount did not result from a previous conversion made when such Holder held Securities in excess of the De Minimis Amount.

      Section 2.9. Section 10.7 of the Indenture is hereby amended by deleting such section and replacing it with the following:

      "INTENTIONALLY OMITTED."

      Section 2.10. Section 11.15 of the Indenture is hereby amended to correct the cross-reference therein by deleting in the second paragraph thereof the text "Section 6.5" and replacing it with the text "Section 5.7".

      Section 2.11. Section 13.13 of the Indenture is hereby amended to replace the word "Nevada" with the words "New York."

      Section 2.12. (a) After the date of this Second Supplemental Indenture, any Securities authenticated and delivered in substitution for, or in lieu of, Securities then outstanding and all Securities presented or delivered to the Trustee on and after such date for such purposes shall (unless textually revised as hereinafter provided) be stamped with a notation substantially as follows:

      The Indenture dated as of January 2, 1996 referred to in this Security has been amended by a First Supplemental Indenture dated as of June 20, 1996 and by a Second Supplemental Indenture dated as of July 2, 1997 to provide for the modification of certain covenants contained therein. Reference is hereby made to said Supplemental Indentures, copies of which are on file with Santa Barbara Bank & Trust, as Trustee, for a statement of the amendments therein made.

Such notation may be combined with any similar notations.

      (b) Any Securities hereafter authenticated and delivered in substitution for, or in lieu of, Securities now or hereafter outstanding shall, if the Company so elects, be textually revised as approved by the Trustee to refer to this Second Supplemental Indenture.

      (c) Anything herein contained to the contrary notwithstanding, the Trustee shall not at any time be under any responsibility to require or cause any Security now or hereafter outstanding to be presented or delivered to it for any purpose provided for this Section 2.12.

      Section 2.13. The Company hereby covenants and warrants that by reason of the Consents and Waivers having been received and the amendments to the Indenture being made no condition or event exists or shall exist which constitutes a Default (as defined in the Indenture).

      Section 2.14. Section 13.18 of the Indenture is hereby amended to delete from the second sentence therein the words, "LAS VEGAS, NEVADA," and replace them with the words, "NEW YORK, NEW YORK."

      Section 2.15. The Company hereby agrees that it shall not make any payments or enter into transactions, agreements or other arrangements with any entity (including, without limitation, Medical Device Alliance, Inc. or McGhan Management, Inc.) affiliated with or related to the Company's senior executive officers or the Company's directors, or any of their immediate family members, unless such payments or transactions are expressly approved by Resolutions of the Company's Board of Directors.

      Section 2.16. The Company shall deliver, on or before the 30th day following the date of this Second Supplemental Indenture, an opinion of counsel satisfying the requirements of Section 12.2(ii) of the Indenture (with the exception of the date of delivery of such opinion which shall satisfy this
Section 2.16) and the Company shall record or submit such document to the United States Patent and Trademark Office to reflect the assignment for security of the Company's patents and trademarks and obtain an appropriate notification on such patent and trademark records reflecting such security interest.

                                 ARTICLE THREE

      Section 3.1. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Security heretofore or hereafter authenticated and delivered shall be bound hereby.

      Section 3.2. For all purposes of this Second Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof," and "hereby" and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular Section hereof.

      Section 3.3. This Second Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with, and governed by, the laws of said State (without giving effect to the conflicts-of-law provisions thereof).

      Section 3.4. Nothing in this Second Supplemental Indenture, express or implied, shall give to any person, firm, or corporation other than the parties hereto and the Holders of the Securities, any right, remedy, or claim under or by reason of this Second Supplemental Indenture or any covenant, condition, or stipulation hereof; all the covenants, stipulations, promises, and agreements contained in this Second Supplemental Indenture are and shall be for the sole and exclusive benefit of the parties hereto and their successors and the Holders of the Securities.

      Section 3.5.  This Second  Supplemental  Indenture  may be executed in any
number  of  counterparts,   each  of  which  shall  be  an  original,  but  such
counterparts shall together constitute but one and the same instrument.

      Section 3.6. This Second Supplemental Indenture is executed by the Company and the Trustee pursuant to Article Seven of the Indenture and shall be deemed to be a part of the Indenture for all purposes, including, without limitation, for purposes of the Collateral Documentation. The Trustee accepts the amendments of the Indenture executed by this Second Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining the liabilities and responsibilities of the Trustee, which terms and provisions define and limit its liabilities and responsibilities in the performance of the terms of the Indenture as hereby amended. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and delivered, and the respective seals to be hereunto affixed and attested, all as of the day and year first written above.

Attest:                                INAMED CORPORATION


By: /s/ Carol A. Brennan               By:  /s/ Donald K. McGhan
    -------------------------               ------------------------------------
                                            Donald K. McGhan
                                            Chief Executive Officer and Chairman


                                       SANTA BARBARA BANK &
                                       TRUST


Attest:



By: /s/ [Illegible]                    By: /s/ Jay D. Smith
    ------------------------               -------------------------------------

THE FOREGOING AMENDMENTS ARE CONSENTED TO:

MCGHAN MEDICAL                                FLOWMATRIX
CORPORATION                                   CORPORATION


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman


MEDISYN TECHNOLOGIES                          CUI CORPORATION
CORPORATION


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman


BIOPLEXUS CORPORATION                         INAMED DEVELOPMENT
                                              CORPORATION


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  CEO                       Donald K McGhan,  Chairman

IOENTERICS CORPORATION                        BIODERMIS CORPORATION


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan, CEO &                      Donald K McGhan,  CEO &
    Chairman                                     Chairman

THE FOREGOING AMENDMENTS ARE CONSENTED TO:


BIODERMIS LTD.                                BIOENTERICS LTD.


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan, CEO &                      Donald K McGhan,  CEO &
    Chairman                                     Chairman

CHAMFIELD LTD.                                INAMED B.V.


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman

INAMED B.V.B.A.                               INAMED DO BRASIL LTD.


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman


INAMED GmbH                                   INAMED LTD.


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman


INAMED S.A.                                   INAMED S.R.L.


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman


INAMED S.A.R.L.                               McGHAN LIMITED


By: /s/ Donald K. McGhan                      By: /s/ Donald K. McGhan
    ------------------------                     --------------------------
    Donald K. McGhan,  Chairman                  Donald K McGhan,  Chairman